Exhibit 10.6

Execution Copy

AMENDMENT NO. 3 AND WAIVER TO
LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of December 12, 2014 by and among SUMMER INFANT, INC. and SUMMER INFANT (USA), INC., as “Borrowers” under the Loan Agreement referenced below (“Borrowers”), SUMMER INFANT CANADA, LIMITED and SUMMER INFANT EUROPE LIMITED, as “Guarantors” under the Loan Agreement referenced below (“Guarantors” and collectively with Borrowers, “Obligors”), the “Lenders” party to the Loan Agreement referenced below (“Lenders”), and BANK OF AMERICA, N.A., in its capacity as “Agent” for the Lenders under the Loan Agreement referenced below (“Agent”).

WHEREAS, Obligors, Lenders and Agent are parties to that certain Loan and Security Agreement dated as of February 28, 2013, as previously amended (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, pursuant to clause (f) of Section 10.1.2 of the Loan Agreement, Obligors are required to furnish to Agent and Lenders, not later than 30 days prior to the end of each Fiscal Year, projections of Borrowers’ consolidated balance sheets, results of operations, cash flow and Availability for the next Fiscal Year, month by month; and

WHEREAS, Obligors have advised Agent that Obligors require additional time to deliver the projections of Borrowers’ consolidated balance sheets, results of operations, cash flow and Availability for Fiscal Year 2015 (the “2015 Projections”); and

WHEREAS, pursuant to Section 10.2.13 of the Loan Agreement, Obligors are not permitted to change their Fiscal Year or make a material change in accounting treatment or reporting practices; and

WHEREAS, Obligors have advised Agent that Obligors desire (i) to adopt a 4-4-5 week fiscal calendar and (ii) to modify their Fiscal Year so that it generally ends on the Saturday that falls on or closest to December 31 of each year (collectively, the “Fiscal Calendar Modifications”);

WHEREAS, (a) Obligors have requested that Agent and Lenders (i) waive the requirement under clause (f) of Section 1 0.1.2 of the Loan Agreement that Obligors deliver the 2015 Projections no later than 30 days prior to the end of Fiscal Year 2014, (ii) extend the date for delivery by Obligors of the 2015 Projections to February 15, 2015, (iii) amend clause (f) of Section 1 0.1.2 of the Loan Agreement to extend the date for delivery of projections of Borrowers’ consolidated balance sheets, results of operations, cash flow and Availability for each Fiscal Year hereafter until February 15th of each such Fiscal Year, (iv) waive Section 10.2.13 of the Loan Agreement to permit Obligors to make the Fiscal Calendar Modifications, and (v) amend certain provisions of the Loan Agreement to effectuate the Fiscal Calendar Modifications, and (b) Agent and Lenders have agreed to do so subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, each party hereto hereby agrees as follows:

1.                                      Capitalized Terms.  Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent such terms are amended hereby.

2.                                      Waiver and Extension of Delivery Date for 2015 Projections.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby (a) waive the requirement under clause (f) of Section 1 0.1.2 of the Loan Agreement that Obligors deliver the 2015 Projections no later than 30 days prior to the end of Fiscal Year 2014, and (b) agree that the date for delivery by Obligors of the 2015 Projections shall be extended to February 15, 2015.  Obligors hereby covenant and agree to furnish to Agent and Lenders the 2015 Projections no later than February 15, 2015.  Obligors hereby further acknowledge and agree that (x) the foregoing waiver is limited solely to Obligors’ requirement under clause (f) of Section 10.1.2 of the Loan Agreement to deliver the 2015 Projections no later than 30 days prior to the end of Fiscal Year 2014, and (y) nothing herein shall be construed as a waiver of any other provision of the Loan Agreement.

3.                                      Waiver to Permit Fiscal Calendar Modifications.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby waive Section 10.2.13 of the Loan Agreement to permit Obligors (a) to adopt a 4-4-5 week fiscal calendar and (b) to modify their Fiscal Year so that it generally ends on the Saturday that falls on or closest to December 31 of each year.  Obligors hereby acknowledge and agree that (x) the foregoing waiver of Section 10.2.13 is limited solely to the fiscal calendar and Fiscal Year changes described in the preceding sentence, and (y) nothing herein shall be construed as a waiver of any other provision of the Loan Agreement.

4.                                      Amendments to Section 1.1 of the Loan Agreement.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby agree with Obligors that Section 1.1 of the Loan Agreement shall be amended as follows:

(a)                                 by deleting the existing definitions of “Fiscal Quarter” and “Fiscal Year” and replacing them with the following new definitions:

“Fiscal Quarter:  any fiscal quarter of any Fiscal Year, which fiscal quarter shall consist of thirteen weeks divided into three Fiscal Months of four, four and five weeks, which fiscal quarters shall generally end on the Saturday closest to the last day of March, June, September and December of each Fiscal Year in accordance with the fiscal accounting calendar of the Company and its Subsidiaries.”

“Fiscal Year:  the fiscal year of Company and its Subsidiaries for accounting and tax purposes, generally ending on the Saturday closest to the last day of December of each year.”

(b)                                 by adding the following new definition of “Fiscal Month”:

“Fiscal Month:  any fiscal month of any Fiscal Year, which fiscal month shall consist of either four or five weeks and generally end on the Saturday closest to the last day of each calendar month in accordance with the fiscal accounting calendar of the Company and its Subsidiaries.”

5.                                      Amendment to Section 8.1 of the Loan Agreement.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby agree with Obligors that Section 8.1 of the Loan Agreement shall be amended as follows:

“8.1.                     Borrowing Base Certificates.  Obligors shall deliver to Agent (and Agent shall promptly deliver same to Lenders) (i) by the fifteenth (15th) day of each calendar month, and at such other times as Agent may request, a Borrowing Base Certificate setting forth the amounts of Accounts, Inventory, Eligible Accounts, Eligible Inventory, the Accounts Formula Amount, the Inventory Formula Amount, the Availability Reserve, the Borrowing Base, the

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Revolver Exposure and Availability as of the most recently ended Fiscal Month, and (ii) by Wednesday of each week, an updated Borrowing Base Certificate (which updated Borrowing Base Certificate shall include updated calculations of the Borrowing Base and Availability as of the end of the most recently ended week based solely upon sales, collections and Loan activity since the last day of the Fiscal Month for which a monthly Borrowing Base Certificate shall have been prepared).  All calculations of Availability in any Borrowing Base Certificate shall originally be made by Obligors and certified by a Senior Officer, provided that Agent may from time to time review and, in its Permitted Discretion, adjust any such calculation (a) to reflect its estimate of declines in value of any Collateral, due to collections received or otherwise; or (b) to the extent Agent believes that the calculation was not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.”

6.                                      Amendment to Section 8.2.1 of the Loan Agreement.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby agree with Obligors that the second sentence of Section 8.2.1 of the Loan Agreement shall be amended to read as follows:

“Each Obligor shall also provide to Agent, on or before the 15th day of each month, a detailed aged trial balance of all Accounts as of the end of the most recent Fiscal Month, specifying each Account’s Account Debtor name and address, amount, invoice date and due date, showing any discount, allowance, credit, authorized return or dispute, and including such proof of delivery, copies of invoices and invoice registers, copies of related documents, repayment histories, status reports and other information as Agent may reasonably request.”

7.                                      Amendment to Section 8.3.1 of the Loan Agreement.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby agree with Obligors that the first sentence of Section 8.3.1 of the Loan Agreement shall be amended to read as follows:

“Each Obligor shall keep accurate and complete records of its Inventory, including costs and daily withdrawals and additions, and, prior to the 15th day after the end of each month, shall submit to Agent inventory and reconciliation reports for the most recently ended Fiscal Month in form satisfactory to Agent.”

8.                                      Amendment to Section 10.1.2 of the Loan Agreement.  In reliance upon the representations, warranties and covenants of Obligors set forth herein, Agent and Lenders hereby agree with Obligors that Section 10.1.2 of the Loan Agreement shall be amended by deleting existing clauses (c) and (f) of Section 10.1.2 and replacing them with the following new clauses (c) and (f):

“(c) as soon as available, and in any event within 30 days after the end of each month, unaudited balance sheets as of the end of the most recent Fiscal Month and the related statements of income and cash flow for such Fiscal Month and for the portion of the Fiscal Year then elapsed, on consolidated and, to the extent applicable, consolidating bases for Obligors and Subsidiaries, setting forth in comparative form corresponding figures for the preceding Fiscal Year and certified by the chief financial officer of Borrower Agent as prepared in accordance with GAAP and fairly presenting the financial position and results of operations for such month and period, subject to normal year-end adjustments and the absence of footnotes;”

“(f)  not later than February 15th of each Fiscal Year, projections of Borrowers’ consolidated balance sheets, results of operations, cash flow and Availability for such Fiscal Year, on a Fiscal Month by Fiscal Month basis;”

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9.                                      No Default; Representations and Warranties, Etc.  Obligors hereby represent, warrant and confirm that: (a) after giving effect to this Amendment all representations and warranties of Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date); (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance by Obligors of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith (i) have been duly authorized by all necessary action on the part of Obligors (including any necessary shareholder consents or approvals), (ii) do not violate, conflict with or result in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of any Obligor or any term or provision of any material indenture, agreement or other instrument binding on any Obligor or any of its assets, and (iii) do not require the consent of any Person which has not been obtained.

10.                               Ratification and Confirmation. Obligors hereby ratify and confirm all of the terms and provisions of the Loan Agreement and the other Loan Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect.  Without limiting the generality of the foregoing, Obligors hereby acknowledge and confirm that all of the “Obligations” under and as defined in the Loan Agreement are valid and enforceable and are secured by and entitled to the benefits of the Loan Agreement and the other Loan Documents, and Obligors hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of Agent, for the benefit of itself and Lenders, pursuant to the Loan Agreement and the other Loan Documents, as security for the Obligations.

11.                               Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date when, and only when, Agent shall have received counterparts to this Amendment, duly executed by Agent, Lenders and Obligors.

12.                               Miscellaneous.

(a)                                 Except to the extent specifically amended hereby, the Loan Agreement, the other Loan Documents and all related documents shall remain in full force and effect.

(b)                                 This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c)                                  Borrowers shall reimburse Agent for, or pay directly, all reasonable out-of-pocket costs and expenses of Agent (including, without limitation, the reasonable fees and expenses of Agent’s legal counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Loan Documents, within 30 days of Borrowers’ receipt of invoices (in reasonably sufficient detail) setting forth such costs and expenses.

(d)                                 This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWERS

SUMMER INFANT, INC.

By:	/s/ Carol E. Bramson
Name:	Carol E. Bramson
Title:	CEO

SUMMER INFANT (USA), INC.

By:	/s/ Carol E. Bramson
Name:	Carol E. Bramson
Title:	CEO

GUARANTORS

SUMMER INFANT CANADA, LIMITED

By:	/s/ Carol E. Bramson
Name:	Carol E. Bramson
Title:	CEO

SUMMER INFANT EUROPE LIMITED

By:	/s/ Carol E. Bramson
Name:	Carol E. Bramson
Title:	CEO

[Signature Page to Amendment No.3 and Waiver to Loan and Security Agreement]

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Senior Vice President

[Signature Page to Amendment No.3 and Waiver to Loan and Security Agreement]

LENDER

BANK OF AMERICA, N.A., as Lender

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Senior Vice President

[Signature Page to Amendment No.3 and Waiver to Loan and Security Agreement]

LENDER

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Salvatore P. Demma
Name:	Salvatore P. Demma
Title:	Authorized Officer

[Signature Page to Amendment No.3 and Waiver to Loan and Security Agreement]

LENDER

FIRST NIAGARA COMMERCIAL FINANCE, INC., A WHOLLY-OWNED SUBSIDIARY OF
FIRST NIAGARA BANK, N.A., as Lender

By:	/s/ Danielle Prentis
Name:	Danielle Prentis
Title:	Vice President — Portfolio Manager

[Signature Page to Amendment No.3 and Waiver to Loan and Security Agreement]